UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

November 30, 2022

Spirit of America
Energy Fund

MESSAGE TO OUR SHAREHOLDERS (UNAUDITED)

Dear Shareholder,

We would like to start off by thanking you, our clients, for investing in the Spirit of America Energy Fund. The energy sector just finished 2022 as the top performing sector of the S&P 500. In an extremely challenging environment, the energy sector was able to navigate the market volatility. Although we can never be certain, we are optimistic that this may be the beginning for the energy sector and with improved financial structures plus sound business practices, the outlook for energy companies remains positive. We believe as American energy continues to assert itself on the world stage, the benefits could be substantial.

When we first began this fund in July of 2014 we believed that there has always been a strong and consistent demand for energy; that new sources of energy were creating investment opportunities; and that there was potential for long term growth in the energy sector. This vision is still firmly in place.

The Spirit of America Energy Fund’s investment philosophy moving into 2023 will be to continue to invest in the energy infrastructure of our country. We believe there is long term value to investing in companies that are involved in the midstream oil and gas sector. We are dedicated to diligently focusing on quality companies with the potential for long term growth.

We thank you for your support and look forward to a prosperous and successful 2023.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Douglas Revello Portfolio Manager

ENERGY FUND	1

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Economic Summary

4th Quarter 2022

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2022 gross domestic product (GDP), to show an increase in the annual growth rate of 3.2%, higher than previous estimates, at least temporarily easing recession fears. GDP, a sum of all goods and services, unexpectedly rose from the previously reported 2.9%. The stronger than previously estimated growth in the third quarter GDP follows consecutive negative quarters to start the year, meeting a commonly accepted definition of a recession. The growth in the third quarter came in large part due to a narrowing trade deficit, which economists expected and consider to be a one-off occurrence that won’t be repeated in future quarters. Consumer spending as measured through personal consumption expenditures increased at just a 1.4% pace in the quarter, down from 2.0% in the second quarter. Gross private domestic investment fell 8.5%, continuing a trend after falling 14.1% in the second quarter. Residential investment, a gauge of homebuilding, tumbled 26.4% after falling 17.8% in the second quarter, reflecting a sharp slowdown in the real estate market. On the plus side, exports, which add to GDP, rose 14.4%, while imports, which subtract, dropped 6.9%. There was some good news on the inflation front. The Consumer Price Index, a cost-of-living measure that adjusts for consumer behavior, rose 4.1% for the quarter, well below the Dow Jones estimates for a 5.3% gain, due in large part to falling energy prices. Also, the Personal Consumption Expenditures Price Index, a key inflation measure for the Federal Reserve, increased 4.2%, down sharply from 7.3% in the prior quarter.

Job growth decelerated in December but was still better than expected, a sign that labor market remains strong even as the Federal Reserve tries to slow economic growth. Nonfarm payrolls increased by 223,000 for the month, above the Dow Jones estimate for 200,000, while the unemployment rate fell to 3.5%, 0.2 percentage points below the expectation. The job growth marked a decrease from the 256,000 gain in November, which was revised down 7,000 from the initial estimate. Wage growth was less than expected in an indication that inflation pressures could be weakening. By sector, leisure and hospitality led with 67,000 added jobs. The relative strength in job growth comes despite repeated efforts by the Federal Reserve to slow the economy, the labor market in particular. The central bank raised its benchmark seven times in 2022 for a total of 4.25 percentage points, with more increases likely on the way.

During its December meeting, The Federal Open Market Committee (FOMC) raised its benchmark interest rate to its highest level in 15 years, indicating the fight against inflation is not over despite some promising signs lately. Keeping with expectations, the rate setting FOMC voted to boost the overnight borrowing rate half a percentage point, taking it to a targeted range between 4.25% and 4.5%. The increase broke a string of four straight three-quarter point hikes, the most aggressive policy moves since the early 1980s. Along with the increase came an indication that officials expect to keep rates higher through next year, with no reductions until 2024. Federal Reserve officials believe raising rates helps take money out of the economy, reducing demand and ultimately pulling prices lower after inflation spiked to its highest level in more than 40 years. During a news conference, Chairman Jerome Powell said it was important to keep up the fight against inflation so that the expectation of higher prices does not become entrenched. The new level marks the highest the federal funds rate has been since December 2007, just ahead of the global financial crisis and as the Federal Reserve was loosening policy aggressively to combat what would turn into the worst economic downturn since the Great Depression. Members marked in increases for the funds rate until it hits a median level of 5.1% next year, equivalent to a targeted range between 5.0% and 5.25%. The FOMC lowered its growth targets for 2023, putting expected GDP gains at just 0.5%, barely above what would be considered a recession.

Market Commentary

During the Spirit of America Energy Fund’s (the “Fund”) fiscal year ended November 30, 2022, the S&P 500 Index provided a total return of (9.21)%. The Alerian MLP Index, a leading gauge of energy MLPs, had a total return of over 41.84% for fiscal year 2022. At the same time oil prices rose about 22.85% with U.S. crude oil closing at $80.55 on November 30th after beginning the fiscal year at $65.57. It was a volatile fiscal year for the price of a barrel of Brent crude oil with prices ranging from $65.57 to $123.70.

The U.S. macroeconomic forecast and the global macroeconomic forecast from Oxford Economics were finalized in mid-November. With the geopolitical tensions amidst the war in Ukraine and COVID-19 outbreaks continuing in China presenting many challenges to the U.S. Energy Information Administration’s (EIA) December outlook. In addition to

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONT.)

uncertainty about macroeconomic conditions, along with the evolving effects of consumer behavior on energy demand due to the pandemic, there are a wide range of potential scenarios for energy consumption. When you mix in supply uncertainty in the forecast results along with ongoing decisions of OPEC+, it has been an extremely volatile year for the oil sector.

The EIA states that the spot price for Brent crude oil averaged $91 per barrel in November which was slightly lower than the October average. This was due to the market apprehensions about international economic growth as well COVID-19 related lockdowns in China that have reduced the demand needs. Despite the minor pullback, the EIA expects the falling global inventories will push Brent prices back above $90 per barrel by early 2023. Global oil inventories are forecasted to fall by 0.2 million barrels per day in first half of 2023 before rising 0.7 million barrels per day in the second half. This forecast is slightly higher than they had earlier in the year.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Fund remained diversified across many U.S. geographic areas, with a heavy focus on midstream MLPs. The Fund had a total return of 42.97% (no load, gross of fees) for fiscal year ended November 30, 2022. This compares to the (9.21)% returned by its benchmark, the S&P 500 Index, for the same period. Including sales charge and expenses, as of November 30, 2022 the Fund’s fiscal year return was 32.72%. The Fund’s outperformance relative to its benchmark was principally due to its focus solely on the energy segment of the market compared to the S&P 500 Index which is a broader market perspective.

The Fund’s allocations to the Midstream Oil & Gas, Exploration & Production, and Refining & Marketing sectors contributed the most to the Fund’s performance. The Energy sector was the top performing sector in the S&P 500 for the second consecutive year.

The material factors that affected the Fund were market direction, stock selection, and the ongoing COVID-19 pandemic. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. The holdings of the Fund were chosen based on consideration of several factors including market capitalization, stable and strong balance sheets relative to peers, and companies with promising growth potential. The Fund did not rely on derivatives or leverage strategies, and focused on U.S. based energy companies.

ENERGY FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

Average Annual Total Returns (Unaudited)
For the periods ended November 30, 2022
	1 Year	3 Year	5 Year	Since Inception
Class A Shares - no load[1]	40.82%	8.68%	2.90%	(3.72)%
Class A Shares - with load[1]	32.72%	6.58%	1.66%	(4.40)%
Class C Shares - no load[2]	39.86%	7.85%	2.15%	(4.54)%
Class C Shares - with load[2]	38.86%	7.85%	2.15%	(4.54)%
Institutional Shares[3]	41.33%	8.93%	3.14%	(3.49)%
S&P 500 Index[4]	(9.21)%	10.91%	10.98%	10.75%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]	Class A Shares commenced operations on July 10, 2014.

[2]	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[3]	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

[4]	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Summary of Portfolio Holdings (Unaudited)
As of November 30, 2022
Common Stocks (non-MLP)	57.65%	$132,477,673
Midstream - Oil & Gas (MLP)	34.80%	79,958,487
Exploration & Production (MLP)	4.04%	9,289,735
Refining & Marketing (MLP)	1.90%	4,357,294
Oilfield Services & Equipment (MLP)	1.23%	2,834,197
Power Generation (MLP)	0.22%	495,014
Money Market Funds	0.16%	357,040
Total Investments	100.00%	$229,769,440

Fixed Distribution Policy (Unaudited)

The Fund has set a fixed distribution per share policy of $3.06 per year payable in twelve payments of $0.255; two payments in January and one payment in each of February through November.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions.

The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 5.75% maximum sales charge and reinvestment of all distributions)

The graph below compares the decrease in value of a $10,000 investment in the Spirit of America Energy Fund Class A Shares with the performance of the S&P 500 Index. The values and returns for Spirit of America Energy Fund Class A Shares include reinvested dividends and the impact of the maximum sales charge of 5.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund made on July 10, 2014 and held through November 30, 2022.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

ENERGY FUND	5

SCHEDULE OF INVESTMENTS    |    NOVEMBER 30, 2022

	Shares	Market Value
Master Limited Partnerships — Partnership Shares 42.49%

Exploration & Production 4.08%
Black Stone Minerals LP	460,749	$8,639,044
Viper Energy Partners LP	19,700	650,691
		9,289,735
Midstream - Oil & Gas 35.04%
Cheniere Energy Partners LP	218,369	13,556,347
Crestwood Equity Partners LP	8,000	236,960
DCP Midstream LP	90,500	3,560,270
Energy Transfer LP	698,870	8,763,830
Enterprise Products Partners LP	505,636	12,544,829
Hess Midstream LP, Class A	233,837	7,302,730
Holly Energy Partners LP	37,419	700,484
Magellan Midstream Partners LP	213,015	11,225,891
MPLX LP	423,397	14,391,263
Plains All American Pipeline LP	283,000	3,514,860
Plains GP Holdings LP, Class A	5,000	66,150
Western Midstream Partners LP	146,350	4,094,873
		79,958,487
Oilfield Services & Equipment 1.24%
USA Compression Partners LP	154,284	2,834,197

Power Generation 0.22%
NextEra Energy Partners LP	6,150	495,014

Refining & Marketing 1.91%
Sunoco LP	101,474	4,357,294

Total Master Limited Partnerships — Partnership Shares
(Cost $62,870,111)		96,934,727

Common Stocks 58.07%

Biofuels 0.04%
Enviva, Inc.	1,700	96,475

Exploration & Production 4.29%
CNX Resources Corp.(a)	9,000	156,330
Devon Energy Corp.	10,000	685,200
Diamondback Energy, Inc.	3,400	503,268
EOG Resources, Inc.	3,350	475,466
Marathon Oil Corp.	52,273	1,601,122
Occidental Petroleum Corp.	5,500	382,195
Pioneer Natural Resources Co.	25,347	5,981,639
		9,785,220
Gas Utilities 0.96%
UGI Corp.	56,422	2,180,710

See accompanying notes which are an integral part of these financial statements

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)    |    NOVEMBER 30, 2022

	Shares	Market Value
Integrated Electric Utilities 1.23%
Dominion Energy, Inc.	31,542	$1,927,532
Duke Energy Corp.	3,000	299,790
PPL Corp.	20,250	597,780
		2,825,102
Integrated Oils 10.73%
BP PLC ADR	79,361	2,849,060
Chevron Corp.	87,380	16,017,627
Exxon Mobil Corp.	50,170	5,585,928
		24,452,615
Midstream - Oil & Gas 22.76%
Antero Midstream Corp.	57,100	646,943
Cheniere Energy, Inc.	38,775	6,799,584
Enbridge, Inc.	216,627	8,944,529
Kinder Morgan, Inc.	357,494	6,835,285
ONEOK, Inc.	90,621	6,064,357
Targa Resources Corp.	27,750	2,064,323
TC Energy Corp.	118,428	5,267,677
Williams Companies, Inc. (The)	441,282	15,312,484
		51,935,182
Oilfield Services & Equipment 0.58%
Baker Hughes Co.	43,500	1,262,370
Schlumberger Ltd.	1,000	51,550
		1,313,920
Refining & Marketing 17.48%
Marathon Petroleum Corp.	100,421	12,232,282
Phillips 66	135,736	14,719,212
Valero Energy Corp.	96,819	12,936,955
		39,888,449
Total Common Stocks
(Cost $97,416,595)		132,477,673

Money Market Funds 0.16%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 3.62%(b)	357,040	357,040

Total Money Market Funds
(Cost $357,040)		357,040

Total Investments — 100.72%
(Cost $160,643,746)		229,769,440
Liabilities in Excess of Other Assets — (0.72)%		(1,632,138)
NET ASSETS — 100.00%		$228,137,302

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2022.

ADR — American Depositary Receipt

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	7

STATEMENT OF ASSETS AND LIABILITIES    |    NOVEMBER 30, 2022

ASSETS
Investments in securities at value (cost $160,643,746)	$229,769,440
Receivable for investments sold	142,461
Receivable for Fund shares sold	201,410
Dividends and interest receivable	770,125
Income tax receivable	116,873
Prepaid franchise tax	29,535
Prepaid expenses	23,384
TOTAL ASSETS	231,053,228

LIABILITIES
Payable for Fund shares redeemed	189,454
Payable for distributions to shareholders	2,386,840
Payable for investment advisory fees	176,638
Payable for distribution (12b-1) fees	47,397
Payable for accounting and administration fees	11,758
Payable for transfer agent fees	5,619
Other accrued expenses	98,220
TOTAL LIABILITIES	2,915,926
NET ASSETS	$228,137,302

SOURCE OF NET ASSETS
As of November 30, 2022, net assets consisted of:
Paid-in capital	$354,296,206
Accumulated earnings (deficit), net of deferred taxes	(126,158,904)
NET ASSETS	$228,137,302

NET ASSETS:
Class A Shares	$225,703,858
Class C Shares	$2,397,700
Institutional Shares	$35,744
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	15,560,735
Class C Shares	186,583
Institutional Shares	2,688
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares	$14.50
Class C Shares	$12.85
Institutional Shares	$13.30
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$15.38
MAXIMUM SALES CHARGE:
Class A Shares	5.75%

See accompanying notes which are an integral part of these financial statements

8	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Year Ended
November 30, 2022
INVESTMENT INCOME
MLP Distributions	$6,868,594
Less Return of Capital	(6,868,594)
Dividends (net of foreign taxes withheld of $142,307)	5,893,834
Interest	2,947
TOTAL INVESTMENT INCOME	5,896,781

EXPENSES
Investment advisory	1,977,195
Distribution (12b-1) — Class A Shares	515,088
Distribution (12b-1) — Class C Shares	20,604
Accounting and Administration	132,749
Transfer agent	65,334
Sub transfer agent	60,017
Registration	43,275
Printing	35,616
Insurance	33,999
Directors	33,278
Auditing	29,500
Legal	22,755
Custodian	19,766
Interest	17,132
Chief Compliance Officer	7,866
Line of credit	2,647
Other	127,739
TOTAL EXPENSES	3,144,560
NET INVESTMENT INCOME BEFORE TAXES	2,752,221
Current and deferred income tax expense/(benefit), net of valuation allowance	—
NET INVESTMENT INCOME NET OF DEFERRED TAXES	2,752,221

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions	3,468,847
Net realized loss on foreign currency transactions	(3,924)
Current and deferred income tax expense/(benefit), net of valuation allowance	—
Net realized gain, net of deferred taxes	3,464,923
Net change in unrealized appreciation of investments	63,542,316
Current and deferred income tax expense/(benefit), net of valuation allowance	—
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	67,007,239
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,759,460

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	9

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2022	November 30, 2021
OPERATIONS
Net investment income net of deferred taxes	$2,752,221	$2,935,898
Net realized gain (loss) on investment transactions and foreign currency translations, net of deferred taxes	3,464,923	(5,363,326)
Net change in unrealized appreciation of investments and foreign currency translations, net of deferred taxes	63,542,316	50,148,643
Net increase in net assets resulting from operations	69,759,460	47,721,215

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A Shares	(38,246,899)	(40,321,881)
Class C Shares	(426,210)	(446,224)
Institutional Shares	(6,226)	(5,730)
Total distributions to shareholders from return of capital	(38,679,335)	(40,773,835)

From distributable earnings:
Class A Shares	(6,369,676)	—
Class C Shares	(70,982)	—
Institutional Shares	(1,037)	—
Total distributions to shareholders from distributable earnings	(6,441,695)	—
Total distributions to shareholders	(45,121,030)	(40,773,835)

CAPITAL TRANSACTIONS
Class A Shares:
Shares sold	40,265,063	21,608,668
Shares issued from reinvestment of distributions	17,975,054	15,630,732
Shares redeemed	(33,093,578)	(27,207,825)
Total Class A Shares	25,146,539	10,031,575
Class C Shares:
Shares sold	559,976	293,927
Shares issued from reinvestment of distributions	223,680	198,766
Shares redeemed	(331,465)	(397,403)
Total Class C Shares	452,191	95,290
Institutional Shares:
Shares issued from reinvestment of distributions	7,263	5,730
Total Institutional Shares	7,263	5,730
Increase in net assets derived from capital share transactions	25,605,993	10,132,595
Total increase in Net Assets	50,244,423	17,079,975

NET ASSETS
Beginning of year	177,892,879	160,812,904
End of year	$228,137,302	$177,892,879

See accompanying notes which are an integral part of these financial statements

10	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

	For the Year Ended	For the Year Ended
	November 30, 2022	November 30, 2021
SHARE TRANSACTIONS
Class A Shares:
Shares sold	2,825,610	1,566,142
Shares issued from reinvestment of distributions	1,275,889	1,174,432
Shares redeemed	(2,335,613)	(2,014,705)
Total Class A Shares	1,765,886	725,869
Class C Shares:
Shares sold	45,152	23,028
Shares issued from reinvestment of distributions	17,644	16,127
Shares redeemed	(27,273)	(32,000)
Total Class C Shares	35,523	7,155
Institutional Shares:
Shares issued from reinvestment of distributions	559	459
Total Institutional Shares	559	459
Increase in shares outstanding	1,801,968	733,483

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	11

FINANCIAL HIGHLIGHTS — CLASS A SHARES

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.*

	For the Year Ended November 30,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$12.77	$12.18	$22.86	$29.19	$36.27

From Investment Operations:
Net investment income (loss)(a)	0.19	0.22	0.23	0.21	(0.18)
Return of capital(a)	0.47	0.52	0.82	1.38	1.92
Net realized and unrealized gain (loss) on investments	4.13	2.91	(8.00)	(2.85)	(3.18)
Total from investment operations	4.79	3.65	(6.95)	(1.26)	(1.44)

Less Distributions:
Distributions from return of capital	(2.55)	(3.06)	(3.73)	(5.07)	(5.64)
Distributions from earnings	(0.51)	—	—	—	—
Total distributions	(3.06)	(3.06)	(3.73)	(5.07)	(5.64)

Net Asset Value, End of Period	$14.50	$12.77	$12.18	$22.86	$29.19
Total Return(b)	40.82%	31.67%	(30.77)%	(5.47)%	(4.95)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$225,704	$176,105	$159,150	$347,373	$508,512
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.50%	1.53%	1.56%	1.43%	1.38%
Net of expense waivers or recoupment and before deferred tax benefit	1.50%	1.53%	1.56%	1.43%	1.38%
Deferred tax expense(c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total net expenses	1.50%	1.53%	1.56%	1.43%	1.38%
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.33%	1.62%	1.49%	0.77%	(0.54)%
Net of expense waivers or recoupment and before deferred tax benefit	1.33%	1.62%	1.49%	0.77%	(0.54)%
Deferred tax benefit (loss)(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss)	1.33%	1.62%	1.49%	0.77%	(0.54)%
Portfolio turnover rate	11%	6%	8%	17%	19%

*	Share amounts have been adjusted for 1:3 reverse stock splits that occurred on April 20, 2018 and April 17, 2020.

(a)	Calculated based on the average number of shares outstanding during the period.

(b)	Calculation does not reflect sales load.

(c)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain (loss).

(d)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss) only.

See accompanying notes which are an integral part of these financial statements

12	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS — CLASS C SHARES

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.*

	For the Year Ended November 30,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Period	$11.67	$11.42	$21.93	$28.38	$35.64

From Investment Operations:
Net investment income (loss)(a)	0.07	0.11	0.11	— (b)	(0.42)
Return of capital(a)	0.42	0.48	0.78	1.32	1.86
Net realized and unrealized gain (loss) on investments	3.75	2.72	(7.67)	(2.70)	(3.06)
Total from investment operations	4.24	3.31	(6.78)	(1.38)	(1.62)

Less Distributions:
Distributions from return of capital	(2.55)	(3.06)	(3.73)	(5.07)	(5.64)
Distributions from earnings	(0.51)	—	—	—	—
Total distributions	(3.06)	(3.06)	(3.73)	(5.07)	(5.64)

Net Asset Value, End of Period	$12.85	$11.67	$11.42	$21.93	$28.38
Total Return(c)	39.86%	30.68%	(31.36)%	(6.10)%	(5.60)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$2,398	$1,763	$1,644	$3,809	$5,787
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	2.25%	2.28%	2.31%	2.18%	2.13%
Net of expense waivers or recoupment and before deferred tax benefit	2.25%	2.28%	2.31%	2.18%	2.13%
Deferred tax expense(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Total net expenses	2.25%	2.28%	2.31%	2.18%	2.13%
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupments and deferred tax benefit	0.58%	0.87%	0.73%	0.02%	(1.28)%
Net of expense waivers or recoupment and before deferred tax benefit	0.58%	0.87%	0.73%	0.02%	(1.28)%
Deferred tax benefit (loss)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss)	0.58%	0.87%	0.73%	0.02%	(1.28)%
Portfolio turnover rate	11%	6%	8%	17%	19%

*	Share amounts have been adjusted for 1:3 reverse stock splits that occurred on April 20, 2018 and April 17, 2020.

(a)	Calculated based on the average number of shares outstanding during the period.

(b)	Amount is less than $0.005.

(c)	Calculation does not reflect sales load.

(d)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain (loss).

(e)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss) only.

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	13

FINANCIAL HIGHLIGHTS — INSTITUTIONAL SHARES

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

			For the
	For the		Period Ended
	Year Ended November 30,		November 30,
	2022	2021	2020(a)

Net Asset Value, Beginning of Period	$11.88	$11.48	$12.23

From Investment Operations:
Net investment income(b)	0.21	0.24	0.16
Return of capital(b)	0.43	0.49	0.63
Net realized and unrealized gain on investments	3.84	2.73	0.25	(c)
Total from investment operations	4.48	3.46	1.04

Less Distributions:
Distributions from return of capital	(2.55)	(3.06)	(1.79)
Distributions from earnings	(0.51)	—	—
Total distributions	(3.06)	(3.06)	(1.79)

Net Asset Value, End of Period	$13.30	$11.88	$11.48
Total Return(b)	41.33%	31.96%	9.54	% (d)

Ratios and Supplemental Data:
Net assets, end of year (000)	$36	$25	$19
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.25%	1.28%	1.31	% (e)
Net of expense waivers or recoupment and before deferred tax benefit	1.25%	1.28%	1.31	% (e)
Deferred tax expense(f)	0.00%	0.00%	0.00	% (e)
Total net expenses	1.25%	1.28%	1.31	% (e)
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.59%	1.88%	2.35	% (e)
Net of expense waivers or recoupment and before deferred tax benefit	1.59%	1.88%	2.35	% (e)
Deferred tax benefit (loss)(g)	0.00%	0.00%	0.00	% (e)
Net investment income	1.59%	1.88%	2.35	% (e)
Portfolio turnover rate	11%	6%	8	% (d)

(a)	For the period May 1, 2020 (commencement of operations) to November 30, 2020.

(b)	Calculated based on the average number of shares outstanding during the period.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period..

(d)	Not annualized.

(e)	Annualized.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain (loss).

(g)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income (loss) only.

See accompanying notes which are an integral part of these financial statements

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS  |  NOVEMBER 30, 2022

Note 1 – Organization

Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers six separate series, or mutual funds (the “Spirit of America Funds”), each with its own investment objective and strategy. The Fund commenced operations on July 10, 2014. The investment objective of the Fund is to provide investors long-term capital appreciation and current income.

The Fund currently offers Class A Shares, Class C Shares and Institutional Shares. Each class of shares for the Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Fund will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. A CDSC of 1.00% on Class C Shares applies to shares sold within 13 months of purchase.

Effective April 17, 2020 and April 20, 2018, the Fund underwent a 1-for-3 reverse share split. The effect of the reverse share split transactions was to divide the number of outstanding shares of the Fund by the reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of the Fund or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to each reverse share split.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and NAV per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Pursuant to Rule 2a-5 under the 1940 Act, the Company’s Board of Directors (the “Board”) has designed Spirit of America Management Corp., the Company’s investment adviser, as the Company’s Valuation Designee, to perform any fair value determinations for securities and other assets held by the Fund for which market quotations are not readily available in accordance with the Company’s Valuation Procedures.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

●	Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

●	Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

ENERGY FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  NOVEMBER 30, 2022

●	Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s investments as of November 30, 2022 is as follows:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Master Limited Partnerships - Common Stocks	$96,934,727	$—	$—	$96,934,727
Common Stocks	132,477,673	—	—	132,477,673
Money Market Funds	357,040	—	—	357,040
Total Investment Securities	$229,769,440	$—	$—	$229,769,440

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

C. Security Transactions and Related Income: The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable.

D. Federal Income Taxes: The Fund is taxed as a regular C-corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended, in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in Master Limited Partnerships (“MLPs”) invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/ or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLPs net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Fund will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The S&P 500 Index (the “Index”), however, is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  NOVEMBER 30, 2022

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2022	Current	Deferred	Total
Federal	$—	$15,086,435	$15,086,435
State (net of federal)	—	2,177,784	2,177,784
Valuation Allowance	—	(17,264,219)	(17,264,219)
Total tax expense	$—	$—	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of
November 30,
Deferred tax assets:	2022
Net operating loss carryforward	$10,061,768
Net capital loss carryforward	32,598,899
Other	16,185
Valuation Allowance	(19,122,193)
$23,554,659
Deferred tax liability:
Net unrealized gain (loss) on investment securities	$(23,554,659)
Net Deferred Tax Asset/(Liability)	$—

Net operating loss carryforwards are available to offset future taxable income. Prior to the passing of the Coronavirus Aid, Relief, and Economic Security (CARES) Act, Net Operating Losses (“NOLs”) were subject to the Tax Cuts and Jobs Act (TCJA) but are now governed under the CARES Act. Under the CARES Act, NOLs arising in tax years beginning after December 31, 2017, and before January 1, 2021 may be carried back five tax years and carried forward twenty years. Since the enactment of the TCJA, NOLs generally could not be carried back but could be carried forward indefinitely. Further, the TCJA limited NOL absorption to 80% of taxable income. The CARES Act temporarily removes the 80% limitation, reinstating it for tax years beginning after December 31, 2020. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2017	$23,440,113	November 30, 2037
November 30, 2018	16,667,406	November 30, 2038
November 30, 2021	3,563,348	Indefinite

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2022. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2018	$26,647,868	November 30, 2023
November 30, 2019	27,517,058	November 30, 2024
November 30, 2020	79,877,625	November 30, 2025
November 30, 2021	7,445,726	November 30, 2026

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

ENERGY FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  NOVEMBER 30, 2022

Based upon the Fund’s assessment, it has determined that it is more likely than not that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for additional valuation allowance in the future. Significant changes in the fair value of its portfolio investments may change the Fund’s assessment of the recoverability of these assets and may impact the valuation allowances recorded against all or a portion of the Fund’s gross deferred tax assets.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

Year Ended
November 30,
2022
Income tax expense at statutory rate	$14,649,487
State income taxes (net of federal effect)	1,423,093
Permanent differences, net	(390,333)
Effect of tax rate change	710,901
Capital loss carryforward expiration	871,071
Valuation allowance	(17,264,219)
Net income tax expense	$—

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the fiscal year ended November 30, 2022, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The tax periods ended November 30, 2019, November 30, 2020 and November 30, 2021 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Year Ended
November 30,
2022
Gross unrealized appreciation - investment securities	$104,209,008
Gross unrealized depreciation - investment securities	(1,583,390)
Net unrealized appreciation - investment securities	$102,625,618
Cost basis of investments	$127,143,822

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Board has set a distribution policy in which the Fund pays fixed rate monthly distributions to shareholders, all or a portion of which is expected to be characterized as return of capital. Return of capital distributions will generally not be taxable to the shareholders for U.S. federal income tax purposes. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  NOVEMBER 30, 2022

G. Allocation of Income, Expenses, Gains and Losses: Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Derivative Transactions

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The Fund did not hold any derivatives as of November 30, 2022.

A. Recently Issued Accounting Pronouncement

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

Note 4 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the fiscal year ended November 30, 2022, excluding short-term investments, were $22,680,284 and $39,837,214, respectively.

Note 5 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.95% of the Fund’s average daily net assets. Investment advisory fees for the fiscal year ended November 30, 2022 were $1,977,195.

The Fund has adopted a Plan of Distribution (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan permits the Fund or class, as applicable, to pay David Lerner Associates, Inc. (the “Distributor”) from its own assets for the Distributor’s services and expenses in distributing shares of the Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. With respect to Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to the Distributor or to institutions that have agreements with the Distributor to provide such services. Each class of shares of the Fund has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of the respective share class of the Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Fund’s Institutional Class Shares do not have a 12b-1 Plan. For the fiscal year ended November 30, 2022, fees paid to the Distributor under the 12b-1 Plan were $535,692.

ENERGY FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  NOVEMBER 30, 2022

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the fiscal year ended November 30, 2022, sales charges received by the Distributor were $1,499,167. CDSC fees collected for the fiscal year ended November 30, 2022 were $7,411 for Class A Shares and $533 for Class C Shares.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $6,000, $1,500 for each Board meeting attended, $500 for each special meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers directly for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the fiscal year ended November 30, 2022, the Fund was allocated $7,866 of the Chief Compliance Officer’s salary.

Note 6 – Concentration and Other Risks

The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries. Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and- demand for energy resources, and various political, regulatory, and economic factors. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Note 7 – Line of Credit

The Company participates in a short-term credit agreement (“Line of Credit”) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 17, 2023. Borrowings under this agreement bear interest at 1-Month Secured Overnight Financing Rate plus 1.625%. Maximum borrowings for the Company is the lesser of $3,000,000 or 10% of the Fund’s daily market value. During the fiscal year ended November 30, 2022, the Fund’s borrowing activity was as follows:

Total bank line of credit as of November 30, 2022	$3,000,000
Average borrowings during period	$416,547
Number of days outstanding*	51
Average interest rate during period	2.897%
Highest balance drawn during period	$2,038,879
Highest balance interest rate	5.950%
Interest expense incurred	$17,132
Interest rate at November 30, 2022	5.950%

*	Number of days outstanding represents the total days during the fiscal year ended November 30, 2022 that the Fund utilized the line of credit.

Note 8 – Reclassification

Permanent differences, incurred during the fiscal year ended November 30, 2022, resulting from differences in book and tax accounting have been reclassified at year end to accumulated earnings and paid-in capital as follows:

Accumulated
Earnings	Paid-In Capital
$38,679,335	$(38,679,335)

Note 9 – Subsequent Events

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no additional items requiring additional disclosure.

20	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Spirit of America Energy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc., including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 26, 2023

ENERGY FUND	21

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JUNE 1, 2022 TO NOVEMBER 30, 2022

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, June 1, 2022 to November 30, 2022.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

	Beginning	Ending	Expenses	Expenses
	Account Value,	Account Value,	Annualized	Paid During
	June 1, 2022	November 30, 2022	Expense Ratio	Period[1]
Class A Shares
Actual	$1,000.00	$1,039.60	1.51%	$7.72
Hypothetical[2]	$1,000.00	$1,017.50	1.51%	$7.64
Class C Shares
Actual	$1,000.00	$1,036.00	2.27%	$11.59
Hypothetical[2]	$1,000.00	$1,013.69	2.27%	$11.46
Institutional Shares
Actual	$1,000.00	$1,041.60	1.26%	$6.45
Hypothetical[2]	$1,000.00	$1,018.75	1.26%	$6.38

[1]	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[2]	Assumes a 5% annual return before expenses.

22	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling (516) 390-5565.

Name (Age) and Address	Position(s) Held with the Company	Term of Office1and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
INTERESTED DIRECTORS
David Lerner[2](86) c/o Spirit of America Investment Fund, Inc. the 477 Jericho Turnpike Syosset, New York 11791	Director, Chairman of Board and President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	7	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.
Daniel Lerner[2](60) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	7	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.
INDEPENDENT DIRECTORS
Allen Kaufman (85) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Vice President of K.G.K. Agency, Inc. since 2019; Former President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, from 1963 to 2019.[3]	7	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.
Stanley S. Thune (85) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Lead Director	Since 1998	Private equity investor. Former President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, from 1994 to 2012.	7	Former Director of Freight Management Systems, Inc.
John Desmond (72) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 2022	Former Senior Audit Partner, Partner in Charge of Long Island office and Partnership Board Member of Grant Thornton, LLP (August 1980 to July 2015).	7	Director and Member of the Compensation Committee, Risk Committee and Ad-Hoc Strategic Planning Committee and Chair of the Audit Committee, The First of Long Island Corporation and its wholly owned subsidiary, The First National Bank of Long Island (2016 to present); Director and Chair of the Audit Committee, Clip Money Inc. (2022 to present); and Treasurer and Board Member, Theodore Roosevelt Council, Boy Scouts of America, Inc. (1992 to present). Former Director, Former Chair of the Audit Committee and Former Member of the Compensation Committee and Nominating & Corporate Governance Committee, MusclePharm Corporation (2017 to 2021); and Former Chair of the Audit Committee, North Hempstead Country Club (2000 to 2019).

ENERGY FUND	23

MANAGEMENT OF THE COMPANY (UNAUDITED) (CONT.)

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
OFFICERS
David Lerner (see biography above) Alan P. Chodosh (68) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	President Treasurer and Secretary	Since 2003 Since 2005	Senior Advisor, David Lerner Associates, Inc. from April 2016 to present; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999 to August 2016.	N/A	N/A
Joseph Pickard (61) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

[1]	Each director serves for an indefinite term, until his successor is elected.

[2]	David Lerner is an “interested” director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

[3]	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” director because the insurance services are less than $120,000 in value.

24	SPIRIT OF AMERICA

The following notice does not constitute part of and is not

incorporated into the prospectus of the Fund.

PRIVACY NOTICE

Rev. 5/2018

FACTS	WHAT DOES THE SPIRIT OF AMERICA ENERGY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●      Social Security number

●      account balances

●      account transactions

●      transaction history

●      wire transfer instructions

●      checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Spirit of America Investment Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (516) 390-5565

ENERGY FUND	25

What we do
Who is providing this notice?	Funds advised by Spirit of America Management Corp. A complete list is included below.
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, typically through David Lerner Associates, Inc., (“DLA”) for example, when you

●     open an account

●     provide account information

●     give DLA your contact information

●     make a wire transfer

●     tell DLA where to send the money

DLA may collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include: Spirit of America Management Corp; David Lerner Associates, Inc.; The Great Art Fund, LLC; and SRLA, Inc.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint Marketing	● The Fund does not jointly market.
List of funds providing this notice
Spirit of America Energy Fund

26	SPIRIT OF AMERICA

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ENERGY FUND	27

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28	SPIRIT OF AMERICA

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ENERGY FUND	29

Proxy Voting Information

The Fund’s Statement of Additional Information containing a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and on the Fund’s website at www.soafunds.com.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Independent Registered
Public Accounting Firm
Tait Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

For additional information about the Spirit of America Energy Fund, call (800) 452-4892 or (516) 390-5565.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2022 Spirit of America	SOAEN-AR-22

(b)	Not applicable.

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is John Desmond, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $24,800

Fiscal year ended 2021: $24,800

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

Fees for 2022 and 2021 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $3,700

Fiscal year ended 2021: $3,700

Fees for 2022 and 2021 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2022 and December 31, 2021 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Spirit of America Funds, Inc.

By (Signature and Title)
David Lerner, Principal Executive Officer

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
David Lerner, Principal Executive Officer

Date

By (Signature and Title)
Alan P. Chodosh, Principal Financial Officer

Date